UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 `

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

BrightSpire Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38377	38-4046290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

590 Madison Avenue, 33rd Floor
New York, NY 10022
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (212) 547-2631

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BRSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 7 to Master Repurchase and Securities Contract and Fifth Amendment to Guarantee - Wells Fargo Bank

On November 2, 2018, CLNC Credit 8, LLC, now known as BrightSpire Credit 8, LLC (“WLS Seller”), an indirect subsidiary of BrightSpire Capital, Inc. (the “Company”), entered into a Master Repurchase and Securities Contract (the “WLS Repurchase Agreement”) with Wells Fargo Bank, National Association (“Wells”). The WLS Repurchase Agreement provided up to $300.0 million to finance first mortgage loans, senior loan participations and other commercial mortgage loan debt instruments secured by commercial real estate, as described in more detail in the WLS Repurchase Agreement and related ancillary documents.

In connection with the WLS Repurchase Agreement, BrightSpire Capital Operating Company, LLC (“Guarantor”) entered into a Guarantee Agreement with Wells (the “WLS Guarantee”) on November 2, 2018, under which Guarantor agreed to a partial recourse guaranty of WLS Seller’s payment and performance obligations under the WLS Repurchase Agreement.

On November 1, 2019, the WLS Seller entered into Amendment No. 1 to the WLS Repurchase Agreement (the "First Amendment to WLS Repurchase Agreement”), to acknowledge certain bank holding company act provisions.

On May 7, 2020, Guarantor and Wells entered into an Amendment to Guarantee Agreement (the “First WLS Guarantee Amendment”), under which Wells agreed to reduce the required minimum consolidated tangible net worth of Guarantor from $2.105 billion to $1.5 billion, plus 75% of the net cash proceeds of any equity issuance thereafter received by Guarantor.

On April 13, 2021, Guarantor and Wells entered into a Second Amendment to Guarantee Agreement (the “Second WLS Guarantee Amendment”), under which Wells approved the Company’s internalization transaction and agreed that, upon the consummation of the internalization transaction, the required minimum consolidated tangible net worth of the Guarantor is reduced from $1.5 billion to $1.35 billion.

On May 4, 2021, the WLS Seller entered into Amendment No. 2 to the WLS Repurchase Agreement (the “Second Amendment to WLS Repurchase Agreement”), to extend the maturity date of the WLS Repurchase Agreement from November 2, 2021 to May 4, 2024 and provide WLS Seller with two successive one year extension options. The Second Amendment to WLS Repurchase Agreement also provides for the conversion of the benchmark floating rate of interest for purchased assets from LIBOR to an alternate index rate following the occurrence of certain transition events.

On January 28, 2022, Guarantor and Wells entered into a Third Amendment to Guarantee (the “Third WLS Guarantee Amendment”), under which Wells agreed that the required minimum consolidated tangible net worth of the Guarantor is reduced from $1.35 billion to $1.11 billion.

On February 17, 2022, WLS Seller and Wells entered into an Amendment No. 3 to the WLS Repurchase Agreement (the “Third Amendment to WLS Repurchase Agreement”), to expand the eligibility criteria to allow for loans indexed to the secured overnight financing rate (“SOFR”), and to allow for borrowings under those facilities to also be indexed to SOFR.

On June 22, 2022, WLS Seller and Wells entered into an Amendment No. 4 to the WLS Repurchase Agreement (the “Fourth Amendment to WLS Repurchase Agreement”) and Fourth Amendment to Guarantee Agreement (the “Fourth WLS Guarantee Agreement”), to increase the facility size from $300.0 million to $400.0 million (with maximum upsize options to $500.0 million, subject to Wells approval) and to extend the maturity date of the WLS Repurchase Agreement to June 22, 2025, and provide WLS Seller with two successive one-year extension options.

On April 8, 2025, WLS Seller and Wells entered into an Amendment No. 5 to the WLS Repurchase Agreement (the “Fifth Amendment to WLS Repurchase Agreement”), to establish a waterfall account for the benefit of Wells and direct income in respect of significant principal payments to such account (and thereafter applied and remitted in accordance with the WLS Repurchase Agreement).

On June 20, 2025, WLS Seller and Wells entered into an Amendment No. 6 to the WLS Repurchase Agreement (the “Sixth Amendment to WLS Repurchase Agreement”), to extend the maturity date of the WLS Repurchase Agreement to June 22, 2028, and provide WLS Seller with two successive one-year extension options.

On December 16, 2025, WLS Seller and Wells entered into an Amendment No. 7 to the WLS Repurchase Agreement (the “Seventh Amendment to WLS Repurchase Agreement”) and Fifth Amendment to Guarantee Agreement (the “Fifth WLS Guarantee Agreement”), under which Wells agreed that the required minimum consolidated tangible net worth of the Guarantor is reduced from $1.11 billion to $900 million, and to increase the facility size from $400.0 million to $500.0 million (with maximum upsize options to $600.0 million, subject to Wells approval).

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to (i) the Seventh Amendment to WLS Repurchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, (ii) the Fifth WLS Guarantee Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, (iii) the Sixth Amendment to WLS Repurchase Agreement and the Fifth Amendment to WLS Repurchase Agreement, which are filed as exhibits to the Company’s Form 10-Q filed on July 30, 2025, (iv) the Fourth Amendment to WLS Repurchase Agreement and Fourth WLS Guarantee Amendment, which are filed as exhibits to the Company’s Current Report on Form 8-K filed on June 23, 2022, (v) the Third Amendment to WLS Repurchase Agreement and Third WLS Guarantee Amendment, which are filed as exhibits to the Company’s Form 10-Q filed on May 5, 2022, (vi) the Second Amendment to WLS Repurchase Agreement Amendment and First Amendment to WLS Repurchase Agreement, which are filed as exhibits to the Company’s Form 10-Q filed on May 6, 2021, (vii) the Second WLS Guarantee Amendment, which is filed as an exhibit to the Company’s Current Report on Form 8-K filed on April 19, 2021, (viii) the First WLS Guarantee Amendment, which is filed as an exhibit to the Company’s Form 10-Q filed on May 8, 2020, and (ix) the WLS Repurchase Agreement and the WLS Guarantee, which are filed as exhibits to the Company’s Current Report on Form 8-K filed on November 7, 2018, each of which are incorporated herein by reference.

Eighth Amendment to Master Repurchase Facility and Fourth Amendment to Guaranty - Barclays Bank PLC

On April 26, 2018, CLNC Credit 7, LLC, now known as BrightSpire Credit 7, LLC (“BB Seller”), an indirect subsidiary of BrightSpire Capital, Inc. (the “Company”), entered into a Master Repurchase Agreement (the “BB Repurchase Agreement”) with Barclays Bank PLC (“Barclays”). The BB Repurchase Agreement provides up to $500.0 million to finance first mortgage loans, mezzanine loans, senior loan participations and other commercial mortgage loan debt instruments secured by commercial real estate, as described in more detail in the BB Repurchase Agreement and related ancillary documents.

In connection with the BB Repurchase Agreement, BrightSpire Capital Operating Company, LLC (“Guarantor”) entered into a Guaranty with Barclays (the “BB Guaranty”), under which Guarantor agreed to a partial recourse guaranty of BB Seller’s payment and performance obligations under the BB Repurchase Agreement.

On May 7, 2020, Guarantor and Barclays entered into an Amendment to Guaranty (the “First BB Guaranty Amendment”), under which Barclays agreed to reduce the required minimum consolidated tangible net worth of Guarantor from $2.105 billion to $1.5 billion, plus 75% of the net cash proceeds of any equity issuance thereafter received by Guarantor.

On January 22, 2021, BB Seller and Barclays entered into a First Amendment to Master Repurchase Agreement (the “First Amendment to BB Repurchase Agreement”), which extended the maturity date of the BB Repurchase Agreement to April 25, 2024.

On April 14, 2021, Guarantor and Barclays entered into a Second Amendment to Guaranty (the “Second BB Guaranty Amendment”), under which Barclays approved the Company’s internalization transaction and agreed that, upon the consummation of the internalization transaction, the required minimum consolidated tangible net worth of the Guarantor is reduced from $1.5 billion to $1.35 billion.

On February 8, 2022, BB Seller and Barclays entered into a Second Amendment to Master Repurchase Agreement (the “Second Amendment to BB Repurchase Agreement”), to expand the eligibility criteria to allow for loans indexed to the secured overnight financing rate (“SOFR”), and to allow for borrowings under those facilities to also be indexed to SOFR. On February 8, 2022, Guarantor and Barclays entered into a Third Amendment to Guaranty (the “Third BB Guaranty Amendment”), under which Barclays agreed that the required minimum consolidated tangible net worth of the Guarantor is reduced from $1.35 billion to $1.11 billion.

On June 1, 2022, BB Seller and Barclays entered into a Third Amendment to Master Repurchase Agreement (the “Third Amendment to BB Repurchase Agreement”) and related ancillary documents, to increase the facility size from $500.0 million to $600 million and to extend the maturity date of the BB Repurchase Agreement to April 25, 2025.

On July 7, 2022, BB Seller and Barclays entered into a Fourth Amendment to Master Repurchase Agreement (the “Fourth Amendment to BB Repurchase Agreement”) and related ancillary documents, to further amend the definition of term SOFR.

On December 27, 2023, BB Seller and Barclays entered into a Fifth Amendment to Master Repurchase Agreement (the “Fifth Amendment to BB Repurchase Agreement”) and related ancillary documents, to accommodate and acknowledge certain risk retention compliance obligations between BB Seller, its affiliates and Barclays in furtherance of UK and EU securitization regulations.

On March 27, 2024, BB Seller and Barclays entered into a Sixth Amendment to Master Repurchase Agreement (the “Sixth Amendment to BB Repurchase Agreement”) and related ancillary documents, to extend the maturity date of the BB Repurchase Agreement to April 25, 2026.

On December 11, 2024, BB Seller and Barclays entered into a Seventh Amendment to Master Repurchase Agreement (the “Seventh Amendment to BB Repurchase Agreement”) and related ancillary documents, to extend the maturity date of the BB Repurchase Agreement to April 25, 2028, with a one-year extension at BB Seller’s election subject to satisfaction of certain conditions precedent and further extensions available subject to approval by Barclays and satisfaction of certain conditions precedent, in each case, as further set forth in the BB Repurchase Agreement, as amended.

On December 16, 2025, BB Seller and Barclays entered into an Eighth Amendment to Master Repurchase Agreement (the “Eighth Amendment to BB Repurchase Agreement”) and related ancillary documents. On December 16, 2025, Guarantor and Barclays entered into a Fourth Amendment to Guaranty (the “Fourth BB Guaranty Amendment”), under which Barclays agreed that the required minimum consolidated tangible net worth of Guarantor is reduced from $1.11 billion to $900 million.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to (i) the Eighth Amendment to BB Repurchase Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K, (ii) the Seventh Amendment to BB Repurchase Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K, (iii) the Fourth BB Guaranty Amendment, which is filed as Exhibit 10.5 to this Current Report on Form 8-K, (iv) the Sixth Amendment to BB Repurchase Agreement, which is filed as an exhibit to the Company’s Form 10-Q filed on May 1, 2024, (v) the Fifth Amendment to BB Repurchase Agreement, which is filed as an exhibit to the Company’s Form 10-K filed on February 22, 2022, (vi) the Fourth Amendment to BB Repurchase Agreement, which is filed as an exhibit to the Company’s Form 10-Q filed on August 3, 2022, (vii) the Third Amendment to BB Repurchase Agreement, which is filed as an exhibit to the Company’s Current Report on Form 8-K filed on July 6, 2022, (viii) the Second Amendment to BB Repurchase Agreement, which is filed as an exhibit to the Company’s Form 10-K filed on February 22, 2022, (ix) the Third BB Guaranty Amendment, which is filed as an exhibit to the Company’s Form 10-K filed on February 22, 2022, (x) the Second BB Guaranty Amendment, which is filed as an exhibit to the Company’s Current Report on Form 8-K filed on April 19, 2021, (xi) the First Amendment to BB Repurchase Agreement, which is filed as an exhibit to the Company’s Current Report on Form 8-K filed on January 25, 2021, (xii) the First BB Guaranty Amendment, which is filed as an exhibit to the Company’s Form 10-Q filed on May 8, 2020, and (xiii) the BB Repurchase Agreement and the BB Guaranty, which are filed as exhibits to the Company’s Current Report on Form 8-K filed on May 2, 2018, each of which are incorporated herein by reference.

Amended and Restated Guaranty – Citibank, N.A.

On April 26, 2019, NSREIT CB Loan, LLC, CB Loan NT-II, LLC, CLNC Credit 3, LLC (now known as BrightSpire Credit 3, LLC), CLNC Credit 4, LLC (now known as BrightSpire Credit 4, LLC), CLNC Credit 3EU, LLC and CLNC Credit 3UK, LLC (collectively, “CB Seller”), each an indirect wholly-owned subsidiary of BrightSpire Capital, Inc. (the “Company”), entered into an Amended and Restated Master Repurchase Agreement (the “Citi Repurchase Agreement”) with Citibank, N.A. (“Citibank”) that amended and restated that certain Master Repurchase Agreement dated April 23, 2018. The Citi Repurchase Agreement provides up to $400.0 million to finance first mortgage loans, senior loan participations and other commercial mortgage loan debt instruments secured by commercial real estate, as described in more detail in the Citi Repurchase Agreement and related ancillary documents.

In connection with the Citi Repurchase Agreement, BrightSpire Capital Operating Company, LLC (“Guarantor”), CB Seller and Citibank entered into an Omnibus Amendment of Other Transaction Documents and Reaffirmation of Guaranty (the “Citi Reaffirmation Agreement”), which reaffirmed Guarantor’s obligations under a Guaranty with Citibank, dated April 23, 2018 (the “Citi Guaranty”), under which Guarantor agreed to a partial recourse guaranty of CB Seller’s payment and performance obligations under the Citi Repurchase Agreement.

On May 7, 2020, Guarantor and Citibank entered into a First Amendment to Guaranty (the “First Citi Guaranty Amendment”), under which Citibank agreed to reduce the required minimum consolidated tangible net worth of Guarantor from $2.105 billion to $1.5 billion, plus 75% of the net cash proceeds of any equity issuance thereafter received by Guarantor.

On April 14, 2021, CB Seller, Guarantor and Citibank entered into a First Amendment to Amended and Restated Master Repurchase Agreement (the “First Amendment to Citi Repurchase Agreement”). The First Amendment to Citi Repurchase Agreement extended the maturity date of the Citi Repurchase Agreement from April 23, 2021 to April 23, 2023 and provides CB Seller with three successive one year extension options, which may be exercised upon the satisfaction of certain conditions set forth in the Citi Repurchase Agreement. The First Amendment to Citi Repurchase Agreement also provides for the conversion of the benchmark floating rate of interest for purchased assets from LIBOR or EURIBOR to an alternate index rate following the occurrence of certain transition events. In addition, the First Amendment to Citi Repurchase Agreement permits the Company and Guarantor to consummate an internalization transaction. In connection with the First Amendment to Citi Repurchase Amendment, Guarantor ratified and reaffirmed Guarantor’s obligations under the Citi Guaranty.

On April 14, 2021, Guarantor and Citibank entered into a Second Amendment to Guaranty (the “Second Citi Guaranty Amendment”), which provides that, upon the consummation of the internalization transaction, the required minimum consolidated tangible net worth of Guarantor is reduced from $1.5 billion to $1.35 billion.

On August 24, 2021, CB Seller, Guarantor and Citibank entered into a Second Amendment to Amended and Restated Master Repurchase Agreement (the “Second Amendment to Citi Repurchase Agreement”). The Second Amendment to Citi Repurchase Agreement provides for the conversion of the benchmark floating rate of interest for purchased assets from LIBOR to an alternate index rate following the occurrence of certain transition events.

On January 14, 2022, CB Seller, Guarantor and Citibank entered into a Third Amendment to Amended and Restated Master Repurchase Agreement (the “Third Amendment to Citi Repurchase Agreement”). The Third Amendment to Citi Repurchase Agreement expands the eligibility criteria to allow for loans indexed to the secured overnight financing rate (“SOFR”), and to allow for borrowings under those facilities to also be indexed to SOFR.

On January 28, 2022, Guarantor and Citibank entered into a Third Amendment to Guaranty (the “Third Citi Guaranty Amendment”), under which Citibank agreed to reduce the required minimum consolidated tangible net worth of Guarantor from $1.35 billion to $1.11 billion.

On July 28, 2022, CB Seller, Guarantor and Citibank entered into a Fourth Amendment to Amended and Restated Master Repurchase Agreement (the “Fourth Amendment to Citi Repurchase Agreement”). The Fourth Amendment to Citi Repurchase Agreement further amends the definition of term SOFR.

On November 22, 2024, CB Seller, Guarantor and Citibank entered into a Fifth Amendment to Amended and Restated Master Repurchase Agreement (the “Fifth Amendment to Citi Repurchase Agreement”). The Fifth Amendment to Citi Repurchase Agreement removed certain loan parties and the right to finance foreign assets in euro or pounds sterling currencies.

On December 16, 2025, Guarantor and Citibank entered into an Amended and Restated Guaranty (the “Amended and Restated Citi Guaranty”), under which Citibank agreed to reduce the required minimum consolidated tangible net worth of Guarantor from $1.11 billion to $900 million.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to (i) the Amended and Restated Citi Guaranty, which is filed as Exhibit 10.6 to this Current Report on Form 8-K, (ii) the Fifth Amendment to Citi Repurchase Agreement, which is filed as an exhibit to the Company’s Form 10-K filed on February 19, 2025, (iii) the Fourth Amendment to Citi Repurchase Agreement, which is filed as an exhibit to the Company’s Form 10-Q filed on August 3, 2022, (iv) the Third Citi Guaranty Amendment, which is filed as an exhibit to the Company’s Form 10-K filed on February 22, 2022, (v) the Third Amendment to Citi Repurchase Agreement, which is filed as an exhibit to the Company’s Form 10-K filed on February 21, 2024, (vi) the Second Amendment to Citi Repurchase Agreement, which is filed as an exhibit to the Company’s Form 10-Q filed on November 3, 2021, (vii) the First Amendment to Citi Repurchase Agreement and Second Citi Guaranty Amendment, which are filed as exhibits to the Company’s Current Report on Form 8-K filed on April 19, 2021, (viii) the First Citi Guaranty Amendment, which is filed as an exhibit to the Company’s Form 10-Q filed on May 8, 2020, and (ix) the Citi Repurchase Agreement, the Citi Guaranty, and the Citi Reaffirmation Agreement, which are filed as exhibits to the Company’s Current Report on Form 8-K filed on May 1, 2019, each of which are incorporated herein by reference.

Eleventh Amendment to Master Repurchase Facility Transaction Documents - Morgan Stanley

On April 23, 2019, MS Loan NT-I, LLC, MS Loan NT-II, LLC, CLNC Credit 1, LLC (now known as BrightSpire Credit 1, LLC), CLNC Credit 2, LLC (now known as BrightSpire Credit 2, LLC), CLNC Credit 1EU, LLC and CLNC Credit 1UK, LLC (collectively, “MS Seller”), each an indirect subsidiary of the Company, entered into a Second Amended and Restated Master Repurchase and Securities Contract Agreement (the “MS Repurchase Agreement”) with Morgan Stanley Bank, N.A. (“Morgan Stanley”). As described in more detail in the MS Repurchase Agreement documentation, the MS Repurchase Agreement provided up to $600.0 million to finance first mortgage loans, senior loan participations and other commercial mortgage loan debt instruments secured by commercial real estate: $500 million for commercial real estate that may be located in the United States, and $100 million for commercial real estate that may be located in Belgium, France, Germany, Ireland, Luxembourg, the Netherlands, the United Kingdom, Spain, or any other jurisdiction approved by Morgan Stanley. The transactions contemplated under the MS Repurchase Agreement may be denominated in U.S. Dollars, Pounds Sterling, Euro or any other currency approved by Morgan Stanley.

In connection with the MS Repurchase Agreement, on April 23, 2019, Guarantor, MS Seller and Morgan Stanley entered into a Ratification, Reaffirmation and Confirmation of Transaction Documents (the “MS Ratification Agreement”), which ratified Guarantor’s obligations under an Amended and Restated Guaranty Agreement with Morgan Stanley (the “MS Guaranty”), under which Guarantor agreed to a partial recourse guaranty of MS Seller’s payment and performance obligations under the MS Repurchase Agreement.

On May 7, 2020, Guarantor and Morgan Stanley entered into an Omnibus Amendment to Transaction Documents (the “MS TNW Amendment”), under which Morgan Stanley agreed to reduce the required minimum consolidated tangible net worth of Guarantor from $2.105 billion to $1.5 billion, plus 75% of the net cash proceeds of any equity issuance thereafter received by Guarantor.

On February 22, 2021, MS Seller, Guarantor and Morgan Stanley entered into a Fourth Omnibus Amendment (the “MS Fourth Amendment”), under which MS Seller had two successive one (1) year extension options from the then current facility termination date, permitting an outside extension term to April 20, 2023. In addition, the parties agreed to LIBOR replacement provisions (including benchmark transition events and SOFR replacement terms) and to remove foreign assets as eligible assets for financing consideration under the Transaction Documents.

On April 14, 2021, MS Seller, Guarantor and Morgan Stanley entered into a Fifth Omnibus Amendment (the “MS Fifth Amendment”), under which Morgan Stanley approves of the internalization transaction and agrees that, upon the consummation of the internalization transaction, the required minimum consolidated tangible net worth of the Guarantor is reduced from $1.5 billion to $1.35 billion.

On April 20, 2021, MS Seller, Guarantor and Morgan Stanley entered into a Sixth Omnibus Amendment to the MS Repurchase Agreement (the “MS Sixth Amendment”), reduced the facility size to $500.0 million (providing MS Seller the right to increase to $600.0 million).

On January 24, 2022, Guarantor and Morgan Stanley entered into a Sixth Omnibus Amendment to Transaction Documents (the “MS SOFR Amendment”), to expand the eligibility criteria to allow for loans indexed to the secured overnight financing rate (“SOFR”), and to allow for borrowings under those facilities to also be indexed to SOFR.

On January 28, 2022, Guarantor and Morgan Stanley entered into a Seventh Omnibus Amendment to Transaction Documents (the “MS Seventh Amendment”), under which Morgan Stanley agreed that the required minimum consolidated tangible net worth of the Guarantor is reduced from $1.35 billion to $1.11 billion.

On July 11, 2022, Guarantor and Morgan Stanley entered into an Eighth Omnibus Amendment to Transaction Documents (the “MS Eighth Amendment”), to extend the maturity date of the MS Repurchase Agreement to April 20, 2025, to provide MS Seller with two successive one-year extension options, and to replace LIBOR with term SOFR as the benchmark applicable to loans entered into prior to January 1, 2022.

On September 15, 2023, Guarantor and Morgan Stanley entered into a Ninth Omnibus Amendment to Transaction Documents (the “MS Ninth Amendment”), to increase the facility size from $500.0 million to $600 million and to extend the maturity date of the MS Repurchase Agreement to April 20, 2025, and to provide MS Seller with two successive one-year extension options.

On August 22, 2024, Guarantor and Morgan Stanley entered into a Tenth Omnibus Amendment to Transaction Documents (the “MS Tenth Amendment”), to extend the maturity date of the MS Repurchase Agreement to April 20, 2027, without further extension options.

On December 17, 2025, Guarantor and Morgan Stanley entered into an Eleventh Omnibus Amendment to Transaction Documents (the “MS Eleventh Amendment”), under which Morgan Stanley agreed that the required minimum consolidated tangible net worth of Guarantor is reduced from $1.11 billion to $900 million.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to (i) the MS Eleventh Amendment, which is filed as Exhibit 10.7 to this Current Report on Form 8-K, (ii) the MS Tenth Amendment, which is filed as an exhibit to the Company’s Current Report on Form 8-K filed on August 23, 2024, (iii) the MS Ninth Amendment, which is filed as an exhibit to the Company’s Form 10-K filed on February 19, 2025, (iv) the MS Eighth Amendment, which is filed as an exhibit to the Company’s Current Report on Form 8-K filed on July 13, 2022, (v) the MS Seventh Amendment, which is filed as an exhibit to the Company’s Form 10-K filed on February 22, 2022, (vi) the MS SOFR Amendment, which is filed as an exhibit to the Company’s Form 10-K filed on February 22, 2022, (vii) the MS Sixth Amendment, which is filed as an exhibit to the Company’s Form 10-Q filed on May 6, 2021, (viii) the MS Fifth Amendment, which is filed as an exhibit to the Company’s Current Report on Form 8-K filed on April 19, 2021, (ix) the MS Fourth Amendment, which is filed as an exhibit to the Company’s Form 10-K filed on February 25, 2021, (x) the MS TNW Amendment, which is filed as an exhibit to the Company’s Form 10-Q filed on May 8, 2020, (xi) the MS Repurchase Agreement and MS Ratification Agreement, which are filed as exhibits to the Company’s Current Report on Form 8-K filed on April 26, 2019, and (xii) the MS Guaranty, which is filed as an exhibit to the Company’s Current Report on Form 8-K filed on April 25, 2018, each of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Amendment No. 7 to Master Repurchase and Securities Contract, dated as of December 16, 2025, by and between BrightSpire Credit 8, LLC and Wells Fargo Bank, National Association
10.2	Fifth Amendment to Guarantee Agreement, dated as of December 16, 2025, by and between BrightSpire Capital Operating Company, LLC and Wells Fargo Bank, National Association
10.3	Seventh Amendment to Master Repurchase Agreement, dated as of December 11, 2024, by and between BrightSpire Credit 7, LLC and Barclays Bank PLC
10.4	Eighth Amendment to Master Repurchase Agreement, dated as of December 16, 2025, by and between BrightSpire Credit 7, LLC and Barclays Bank PLC
10.5	Fourth Amendment to Guaranty, dated as of December 16, 2025, by and between BrightSpire Capital Operating Company, LLC and Barclays Bank PLC
10.6	Amended and Restated Guaranty, dated as of December 16, 2025, by and between BrightSpire Capital Operating Company, LLC and Citibank, N.A.
10.7	Eleventh Omnibus Amendment to Transaction Documents, dated as of December 17, 2025, by and between BrightSpire Credit 1, LLC and BrightSpire Credit 2, LLC and Morgan Stanley Bank, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2025	BRIGHTSPIRE CAPITAL, INC.

	By:	/s/ David A. Palamé
	Name:	David A. Palamé
	Title:	General Counsel & Secretary